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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 27, 1998


                                  REGENCY BANCORP
               (Exact name of registrant as specified in its charter)


        California                     000-23815                77-0378956
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)



                7060 N. Fresno, Fresno, California                93720
              (Address of principal executive offices)          (Zip Code)


          Registrant's telephone number, including area code:   (209) 438-2600


                                   Not Applicable
           (Former name or former address, if changed since last report).



Page 1 of 6 pages                                       Exhibit Index on page 4


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Item 5.   OTHER EVENTS.

          The registrant issued a press release dated July 27, 1998 announcing that the Federal Reserve Bank of San Francisco, acting under delegated authority on behalf of the Federal Reserve System, has approved the application of Regency Bank, Fresno, California, to become a member of the Federal Reserve Bank of San Francisco effective July 23, 1998.

          Additionally, the registrant announced that it has engaged Belle Plaine Financial LLC to act as the exclusive financial advisor to Regency Bancorp and its various entities in connection with its efforts to acquire, invest in, or sell depository institutions and/or other businesses. Belle Plaine has similar agreements and has represented several other banks, including Western Bancorp (formally Monarch Bank) with acquisitions, capital offerings and sales. The foregoing is qualified by reference to the agreement attached as exhibit (99.1).

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not Applicable.

     (c)  EXHIBITS.

          None



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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REGENCY BANCORP



Date:     July 27, 1998                      /s/ STEVEN R. CANFIELD
                                             ------------------------------
                                             Steven R. Canfield
                                             EVP & CFO


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                                 EXHIBIT INDEX
                                 -------------

                                                                   SEQUENTIALLY
EXHIBIT NUMBER                    DESCRIPTION                      PAGE NUMBER
--------------                    -----------                      ------------

     99.1              Press Release dated July 27, 1998                5









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